FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2006

THE HARTCOURT COMPANIES INC.
(Exact name of registrant as specified in its charter.)

Utah
(State of Other Jurisdiction of Incorporation)

001-12671
(Commission File Number)

87-0400541
(I.R.S. Employee Identification No.)

Room 306, Yong Teng Plaza, No. 1065, Wu Zhong Road,
Shanghai, China 201103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 21 51521577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)	On February 27, 2006, the Board of Directors of the Company accepted the resignation of Mr. Geoffrey Wei, as the chairman of Audit Committee due to his personal reasons.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTCOURT COMPANIES INC.

Dated: March 6, 2006	By:	/s/ Carrie Hartwick

Carrie Hartwick Chief Executive Officer